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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT AUDITORS

Board of Directors
Golden State Holdings Inc.

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                           KPMG Peat Marwick LLP

San Francisco, California
September 24, 1998